Exhibit 99.2

HORIZON PLASTICS INTERNATIONAL INC.

COMBINED FINANCIAL STATEMENTS

(Expressed in Canadian Dollars)

(UNAUDITED)

November 30, 2017

HORIZON PLASTICS INTERNATIONAL INC.
COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
NOVEMBER 30, 2017

HORIZON PLASTICS INTERNATIONAL INC.
COMBINED BALANCE SHEETS
(Expressed in Canadian Dollars)
(UNAUDITED)

At	November 30, 2017	August 31, 2017
ASSETS

Current
Cash	$699,793	$2,888,862
Derivative contracts (Note 2)	203,194	757,043
Accounts receivable	11,227,637	9,411,914
Government remittances receivable	2,572,477	2,868,045
Inventories (Note 3)	7,196,404	6,565,770
Prepaid expenses and sundry	897,591	529,653
Income taxes recoverable	—	48,124
	22,797,096	23,069,411

Due from related parties (Note 4)	2,377,673	2,415,282
Property, plant and equipment (Note 5)	13,107,902	13,482,939
Future income taxes (Note 6)	2,321,699	2,145,799
	40,604,370	41,113,431

LIABILITIES

Current
Bank loan (Note 7)	9,000,000	8,400,000
Accounts payable and accrued charges	4,370,635	6,030,440
Income tax payable	797,362	—
Current portion of long term debt (Note 8)	862,007	904,478
Deferred revenue	16,236	40,534
Current portion of future income taxes	10,000	10,000
	15,056,240	15,385,452

Long-term debt (Note 8)	3,061,903	3,177,271
Due to related parties (Note 4)	18,722,457	18,799,834
	36,840,600	37,362,557
Commitments and contingencies (Note 10)
SHAREHOLDERS' EQUITY
Capital stock (Note 9)	212	212
Foreign currency translation adjustment	(57,893)	(3,103)
Retained earnings	3,821,451	3,753,765
	3,763,770	3,750,874
	$40,604,370	$41,113,431
The accompanying notes are an integral part of the financial statements

HORIZON PLASTICS INTERNATIONAL INC.
COMBINED STATEMENTS OF RETAINED EARNINGS
(Expressed in Canadian Dollars)
(UNAUDITED)

Period ended November 30	2017	2016
	(3 Months)	(3 Months)

Balance, beginning of period	3,753,765	15,354,050
Net earnings	67,686	315,991
Balance, end of year	$3,821,451	$15,670,041
The accompanying notes are an integral part of the financial statements

HORIZON PLASTICS INTERNATIONAL INC.
COMBINED STATEMENTS OF EARNINGS
(Expressed in Canadian Dollars)
(UNAUDITED)

Period ended November 30	2017	2016
	(3 Months)	(3 Months)

Revenue	$16,460,924	$14,648,351
Cost of sales (Schedule)	13,803,778	12,811,562
Gross Profit	2,657,146	1,836,789

Expenses
Administration (Schedule)	1,864,770	1,307,910
Selling (Schedule)	117,600	172,780
Interest on long-term debt	28,945	7,782
	2,011,315	1,488,472

Earnings from operations	645,831	348,317

Other income
Foreign exchange gain	(553,849)	63,056

Earnings before income taxes	91,982	411,373

Provision for (recovery of) income taxes
Current	200,196	215,180
Future	(175,900)	(119,798)
	24,296	95,382

Net Earnings	$67,686	$315,991
The accompanying notes are an integral part of the financial statements

HORIZON PLASTICS INTERNATIONAL INC.
COMBINED STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)
(UNAUDITED)

Period ended November 30	2017	2016
	(3 Months)	(3 Months)
SOURCES (USES) OF CASH
Operating activities
Net earnings	$67,686	$315,991
Items not involving cash
Amortization	383,652	276,006
Future income taxes	(175,900)	(135,082)
Unrealized gain (loss) on derivative contracts	553,849	(63,056)
	829,287	393,859

Changes in non-cash working capital items
Accounts receivable	(1,815,723)	217,952
Government remittances receivable	295,568	(316,535)
Inventories	(630,634)	688,203
Prepaid expenses and sundry	(367,938)	617,984
Income taxes recoverable/payable	845,486	215,599
Accounts payable and accrued charges	(1,659,805)	(2,872,040)
Deferred revenue	(24,298)	306,954
Cash used in operating activities	(2,528,057)	(748,024)

Investing activities
Purchase of property, plant and equipment	(8,615)	182,948
Cash provided by (used in) investing activities	(8,615)	182,948

Financing activities
Bank indebtedness - net	—	392,485
Bank loan	600,000	(375,000)
Long-term debt	(157,839)	(340,185)
Advances to related parties	37,609	316,158
Repayment of advances to related parties	(77,377)	—
Cash provided by (used in) financing activities	402,393	(6,542)

Foreign currency translation	(54,790)	(159,144)
Net decrease in cash	(2,189,069)	(730,762)
Cash, beginning of year	2,888,862	730,762
Cash, end of year	$699,793	$—
The accompanying notes are an integral part of the financial statements

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

1.	Summary of significant accounting policies

These financial statements are prepared in accordance with Canadian accounting standards for private enterprises and the significant accounting policies are described below.

Basis of combination

The combined financial statements include the accounts of Horizon Plastics International Inc. ('HPI"), Horizon Plastics De Mexico, SA de CV (“HPM”), 2551024 Ontario Inc. and 1541689 Ontario Inc., entities which are controlled by related persons and under common management (collectively known as the “Company”). Effective January 1, 2017, HPI amalgamated with its inactive wholly‑owned subsidiary, 2551023 Ontario Inc., to continue operations as HPI. These combined financial statements are prepared using similar principles to those used in preparing consolidated financial statements under Canadian accounting standards for private enterprises. Accordingly, all inter‑company balances and transactions are eliminated upon combination.

Revenue recognition

Revenue is recognized at the time goods are shipped, title passes, or services are supplied to customers. Provision is made for expected collection losses based on the Company's past experience. Deferred revenue arises when a customer supplies a deposit to the Company to produce a mould and is recorded net of associated costs. This revenue is brought into income on a percentage of completion basis.

Bill‑and‑hold arrangements

The Company recognizes revenue on bill‑and‑hold arrangements with customers upon the transfer of control of the goods to the customers and where the following criteria have been met:

*	Customer has requested the arrangement

*	The goods have been identified separately as belonging to the customer

*	The goods are currently ready for physical transfer to the customer

*	The Company does not have the ability to use the product or direct it to another customer

Inventories

Cost of inventories include material, labour and a portion of indirect overheads. Raw materials and packaging inventories are valued at lower of cost and net realizable value with cost being determined on a last invoice basis. Finished goods inventories are valued at lower of cost and net realizable value.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

1.	Summary of significant accounting policies (continued)

Property, plant and equipment

Property, plant and equipment are recorded at cost. The Company provides for amortization using the following methods at rates designed to amortize the cost of the property, plant and equipment over their estimated useful lives. The annual amortization rates and methods are as follows:

Machinery and equipment    ‑    15 years straight line
Furniture and fixtures        ‑    10 years straight line
Computer equipment        ‑    3 years straight line
Computer software        ‑    10 years straight line
Tooling equipment        ‑    10 years straight line
Leasehold improvements    ‑    20 years straight‑line (term of lease)

The Company regularly reviews its property, plant and equipment assets to eliminate obsolete items. Gains and losses on disposal of property, plant and equipment are reflected in operations in year of disposal.

Government assistance (ITC)

The Company claims government assistance in the form of investment tax credits as a result of incurring research and experimental development expenditures. Investment tax credits are recognized when the related expenditures are incurred, and there is reasonable assurance of their realization. Management has made a number of estimates and assumptions in determining the amount eligible for the investment tax credit claim. It is possible that the allowed amount of the investment tax credit claim could be materially different from the recorded amount upon assessment by Canada Revenue Agency. Government assistance is recorded under other income.

Pension plan

HPI participates in The Pension Plan for Horizon Plastics International Inc., which is a defined contribution registered Pension Plan where pension benefits for retired participants are recorded when paid. Since the Plan is a money purchase plan, no unfunded liability exists and accordingly, no actuarial valuation has been performed. Contributions by HPI to the Pension Plan are included in direct labour, and employee benefits - administration expenses.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

1.	Summary of significant accounting policies (continued)

Income taxes

The Company follows the asset and liability method of accounting for future income taxes. Temporary differences arising from the difference between the tax basis of an asset or liability and its carrying amount on the balance sheet are used to calculate future income tax liabilities or assets. Future income tax liabilities or assets are calculated using substantively enacted tax rates anticipated to apply in the periods that the temporary differences are expected to reverse.

Future income tax assets are recorded to recognize tax benefits only to the extent that, based on available evidence, it is more likely than not that they will be realized. An asset for future income taxes arises with respect to non‑capital losses carried forward and scientific research and experimental development expenditures claimed for income tax purposes.

Future income tax liabilities arise to the extent by which capital cost allowance and other tax deductions deducted for income tax purposes exceed amortization recorded.

The carrying amount of future tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Foreign currency translation

Assets and liabilities denominated in currencies other than Canadian dollars are translated into Canadian dollars at rate of exchange in effect at balance sheet date. Gains and losses resulting from translation of assets and liabilities are reflected in net income in the period incurred.

Assets and liabilities of foreign operations are translated at exchange rates prevailing at the balance sheet date.  The revenues and expenses are translated at average exchange rates prevailing during the year.  Cumulative gains and losses on translation are deferred and included as a separate component of shareholders' equity.

Financial instruments

The Company's financial instruments consist of cash, derivative contracts, accounts receivable, accounts payable, bank loan, long‑term debt and due from/to related parties.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

1.	Summary of significant accounting policies (continued)

Financial instrument classification

All financial instruments are initially measured at fair value and subsequently according to the following measurement methods.

Financial instruments	Subsequent measurement
Accounts receivable	Amortized cost using the effective interest method
Derivative contracts	Fair value
Bank loan	Amortized cost using the effective interest method
Long term debt	Amortized cost using the effective interest method
Accounts payable	Amortized cost using the effective interest method
Due from/to related parties	Amortized cost using the effective interest method

Derivative financial instruments

Derivative financial instruments are utilized by the Company in management of its foreign currency exposures. The company's policy is not to utilize derivative financial instruments for trading or speculative purposes.

All of the derivative contracts that HPI is currently entered into do not meet the criteria for hedge accounting. Therefore the total value of all outstanding contracts have been recorded at fair value with gains and losses recognized in income for the period. The fair values of the derivative contracts were determined by the use of a quote from a derivatives dealer, TD Bank, who is the issuer of the derivative financial instruments.

Measurement uncertainty

The preparation of financial statements in conformity with Canadian accounting standards for private enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

2.    Derivative contracts

HPI uses foreign exchange option contracts to manage portions of its forecasted revenue and expenditures denominated in foreign currencies. As a matter of policy, the Company does not enter into speculative hedge contracts or use other derivative financial instruments. These activities serve to minimize, but not eliminate, the risk from fluctuations in the exchange rate between the foreign currencies and the Canadian dollar.

As at November 30, 2017, the Company had outstanding forward contracts representing aggregate call and put options of USD $16,600,000 ranging from $1.219 to $1.410 and maturing throughout the period ending April 16, 2020.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

3.	Inventories

	November 30, 2017	August 31, 2017
Raw materials and packaging	$3,418,034	$3,443,774
Finished goods	3,778,370	3,121,996
	$7,196,404	$6,565,770

4.	Due from/to related parties and related party transactions

The balances due from/ to related parties are unsecured, non‑interest bearing with no specific terms of repayment. All of the below entities are related by common ownership, majority ownership and/or controlled by related persons.

(a) Due from related parties
	November 30, 2017	August 31, 2017
Due from 157130 Ontario Limited	$1,201,652	$1,218,888
Due from 1909827 Ontario Inc.	642,500	642,500
Due from Lumin Solar Inc.	510,391	510,391
Due from Main Access LLC	19,312	39,685
Due from Horizon Plastics Inc.	3,818	3,818
	$2,377,673	$2,415,282

Since the Company does not expect settlement of these amounts during the next fiscal year, these amounts have been classified as non‑current assets in the accompanying financial statements.

(b) Due to related parties
	November 30, 2017	August 31, 2017
Due to 1909826 Ontario Inc. (i)	$18,721,830	$18,799,207
Due to related individual	627	627
	$18,722,457	$18,799,834

(i) Balance includes a non‑interest bearing promissory note in the amount of $17,578,606, due on demand.

Since the related parties have indicated that it is not their intention to request payment during the next fiscal year, these amounts have been classified as a non‑current liability in the accompanying financial statements.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

(c) Related party transactions

All related party transactions are recorded at their exchange value and are in the normal course of business.

HPI trades with Main Access, LLC, a U.S. company controlled by related persons. The amount of sales to this customer during the period was USD $549,261 (Nov. 30, 2016 - USD $69,521). At November 30, 2017, trade account balances owing from the company amounted to USD $1,082,193 (Aug. 31, 2017 - USD $624,465).

5.	Property, plant and equipment

	Cost	Accumulated Amortization	November 30, 2017 Net Book value
Machinery and equipment	$24,404,803	$(15,024,747)	$9,380,056
Furniture and fixtures	28,683	(2,491)	26,192
Computer equipment	173,025	(145,236)	27,789
Computer software	656,706	(139,857)	516,849
Tooling equipment	1,745,397	(705,327)	1,040,070
Leasehold improvement	3,624,423	(1,507,477)	2,116,946
	$30,633,037	$(17,525,135)	$13,107,902

	Cost	Accumulated Amortization	August 31, 2017 Net Book value
Machinery and equipment	$24,325,325	$(14,652,799)	$9,672,526
Furniture and fixtures	27,900	(1,683)	26,217
Computer equipment	168,095	(143,476)	24,619
Computer software	643,844	(130,222)	513,622
Tooling equipment	1,745,397	(661,693)	1,083,704
Leasehold improvement	3,624,423	(1,462,172)	2,162,251
	$30,534,984	$(17,052,045)	$13,482,939

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

6.	Income taxes

HPM has operating losses available to reduce taxable income in future years of approximately $1,471,400, which expire as follows:

Period Ending November 30,	2025	$357,100
	2026	1,114,300

The future income tax asset benefit resulting from these losses amounts to approximately $441,400. Since it cannot be established that the full extent of the losses will be utilized, a valuation allowance in respect of future income taxes has been provided.

Future income taxes consist of the following:

Future income tax assets	$2,763,099
Valuation allowance	441,400
Net future income tax asset	$2,321,699

7.	Bank operating line of credit

HPI has available maximum operating bank lines of credit of CDN $10,000,000 and USD $721,770 (Aug. 31, 2017 - same), bearing interest at prime plus 0.5% per annum, secured by a General Security Agreement (GSA) representing first charge on all the assets and undertaking of HPI and a list of related companies, an assignment of fire insurance on the buildings and contents located at the Company's plant in Cobourg, Ontario and an assignment of life insurance on a Director in the amount of CDN $5,000,000.

As at November 30, 2017, the Company had utilized $9,000,000 (Aug. 31, 2017 - $8,400,000) of this line of credit. Effective interest rate at the period-end was 3.7% (Aug. 31, 2017 - 3.45%).

The bank operating line of credit is subject to certain financial covenants.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

8.	Long term debt

		Maturity date	Interest rate	November 30, 2017	August 31, 2017
(a)	TD Bank	January 25, 2022	4.31%	$2,734,384	$2,801,821
(b)	TD Bank	May 3, 2022	4.14%	1,172,864	1,196,982
(c)	TD Bank	December 18, 2017	4.52%	16,662	82,946
				3,923,910	4,081,749
	Less current portion			(862,007)	(904,478)
	Due beyond one year			$3,061,903	$3,177,271

The loans payable are secured by General Security Agreements over the assets of HPI and 1541689 Ontario Inc. and assets of the parties controlled by a related person, subordination agreements from the Company and parties controlled by a related person, assignment of life insurance and unlimited guarantee of advances between the Company and parties controlled by a related person.

Estimated principal repayments are as follows:

Year ending November 30, 2018	$862,007
2019	899,082
2020	903,867
2021	969,866
2022	289,088
$3,923,910

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

9.	Capital stock

Authorized
Horizon Plastics International Inc.
Unlimited    Voting Class A Common Shares
Unlimited    Voting Class B Common Shares
Unlimited    Voting Class C Common Shares
Unlimited    Non‑voting Class A special Shares
Unlimited    Non‑voting Class B special Shares
1541689 Ontario Inc.
Unlimited    Common shares
Horizon Plastics De Mexico, SA de CV
Unlimited    Series F shares

			2017	2016
Issued
Horizon Plastics International Inc.
	104	Voting Class A Common Shares	34	34
1541689 Ontario Inc.
	100	Common shares	100	100
Horizon Plastics De Mexico, SA de CV
	1,000	Series F shares	78	78
			212	212

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

10.	Commitments and contingencies

(a)	Lease Commitments

As at year end, the Company has long-term leases with respect to it's premises and equipment. The HPI premises lease expires June 2019, but contains three five-year renewal options ending June 2034 and provide for payment of property taxes and maintenance costs.

Future annual minimum lease payments for the following two years under premises leases for HPI as at November 30, 2017 are as follows:

2018	$843,000
2019	492,000

The HPM premises lease expires October 2021, but contains a five-year renewal option ending October 2026. Future annual minimum lease payments for the following four years under premises lease for HPM as at November 30, 2017 are as follows (in USD):

2018	$324,900
2019	324,900
2020	$324,900
2021	$298,000

(a)	Guarantees

HPI has provided Guarantee of Advances (Unlimited Corporate) in support of certain related companies. The total outstanding for the related companies amount to USD $480,000 (Aug. 31, 2017 - USD $480,000).

(b)	Litigations and claims

In the ordinary course of business activities, the Company may be liable for claims from, among others, current and former employees. Some of these are referred to the Company's insurer, where the outcome is determinable. Management believes that it has recorded adequate provision for such loss.

In certain instances, it is not possible to accurately estimate the extent of the potential uncovered costs and losses, if any, and in these cases, management does not record a provision for loss. Management believes that the facts of these cases are such that the ultimate resolution will not have a material adverse effect on the financial position of the Company.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

11.	Financial instruments

Transactions in financial instruments may result in an entity assuming or transferring to another party one or more of the financial risks described below. The required disclosures provide information that assists users of financial statements in assessing the extent of risk related to financial instruments.

The financial instruments of the Company and the nature of the risks to which it may be subject are as follows:

	Risks		Market risk
Financial instrument	Credit	Liquidity	Currency	Interest rate	Other price
Cash			X
Accounts receivable	X		X
Derivative contracts			X
Accounts payable		X	X
Due to/from related parties	X		X
Bank indebtedness		X		X
Long‑term debt		X	X

Credit risk

The Company does have credit risk in accounts receivable of $11,227,637 (Aug. 31, 2017 - $9,411,914). Credit risk is the risk that one party to a transaction will fail to discharge an obligation and cause the other party to incur a financial loss. The Company reduces its exposure to credit risk by performing credit evaluations on a regular basis; granting credit upon a review of the credit history of the applicant and creating an allowance for bad debts when applicable. The Company maintains strict credit policies and limits in respect to counterparties.

Concentration risk

The Company does have concentration risk. Concentration risk is the risk that a customer has more than ten percent of the total accounts receivable balance and thus there is a higher risk to the business in the event of a default by one of these customers. Concentrations of credit risk relates to groups of counterparties that have similar economic or industry characteristics that cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. At year-end, receivables from three customers comprised approximately 40% (Aug. 31, 2017 - 32%) of the total outstanding receivables. Also, the Company generated 47% (Nov. 30, 2016 - 60%) of its revenues from three customers. The Company reduces this risk by regularly assessing the credit risk associated with these accounts and closely monitoring any overdue balances.

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

11.	Financial instruments (continued)

Liquidity risk

The Company does have a liquidity risk in the current liabilities of $15,056,240 (Aug. 31, 2017 - $15,385,452). Liquidity risk is the risk that the company cannot repay its obligations when they become due to its creditors. The Company reduces its exposure to liquidity risk by ensuring that it documents when authorized payments become due; maintains an adequate line of credit to repay trade creditors and repays long term debt interest and principal as they become due.

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: currency risk, interest rate risk and other price risk. These are described more fully in the appropriate sections below.

Interest rate risk

The Company is exposed to interest rate risk due to the variable rate interest on its bank operating line of credit. Changes in the borrowing rates may cause fluctuations in cash flows and interest expense.

Currency risk

The Company is exposed to foreign exchange risk in United States dollars. Foreign exchange risk is the risk that the exchange rate that was in effect on the date that an obligation in a foreign currency was made to the Company by a customer, or that an obligation in a foreign currency was made by the Company to a supplier, is different at the time of settlement than it was at time that the obligation was determined. The Company reduces its exposure to foreign exchange risk by carefully monitoring exchange rates on obligations that are made to the Company and entering into derivative contracts when there is a significant risk of exchange rate movement. The Company maintains adequate foreign currency balances in its bank provided by its customers that discharged their obligations to the Company in the related currency and forward foreign exchange positions, to discharge its related foreign currency obligations.

At year end, the Company had the following amounts denominated in foreign currencies:

Cash	$263,000 USD
Accounts receivable	$6,556,000 USD
Accounts payable and accrued charges	$795,000 USD
Long-term debt	$3,029,000 USD

HORIZON PLASTICS INTERNATIONAL INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
(UNAUDITED)
November 30, 2017

11.	Financial instruments (continued)

Price risk

The Company is exposed to price risk. Price risk is the risk that the commodity prices that the Company charges are significantly influenced by its competitors and the commodity prices that the Company must charge to meet its competitors may not be sufficient to meet its expenses. The Company reduces its exposure to price risk by ensuring that it obtains information regarding the commodity prices that are set by the competitors in the region to ensure that its prices are appropriate. In addition, management closely monitors expenses and matches capital outlays to its revenue stream.

Fair value

The fair value of current financial assets and current financial liabilities approximates their carrying value due to their short‑term maturity dates. The fair value of related party long‑term financial liabilities are not determinable since their maturity dates are not known. The fair value of the long‑term debt approximates its carrying value due to the underlying market interest rate.

12.	Subsequent event

On January 16, 2018, the Company entered into an agreement to sell certain operating net assets for cash in the amount of USD $63,000,000. The net assets sold include accounts receivable, derivative contracts, inventories, certain prepaid expenses and sundry, property, plant and equipment, intellectual properties, net of certain accounts payable and accrued charges.

13.	Reconciliation due to accounting standards

For the periods ended November 30, 2017 and 2016, there were no material variations noted in accounting principles, practices and methods used in preparing the financial statements between Canadian ASPE and accounting principles generally accepted in the United States of America ("US GAAP"). As such, there would be no material differences between the balance sheet and statements of earnings, retained earnings and cash flows presented in these financial statements and those prepared under US GAAP. Therefore, a reconciliation between Canadian ASPE and US GAAP has not been prepared.

HORIZON PLASTICS INTERNATIONAL INC.
SCHEDULE OF COST OF SALES
(Expressed in Canadian Dollars)
(UNAUDITED)

Period ended November 30	2017	2016
	(3 Months)	(3 Months)
Cost of sales
Finished goods inventories, beginning of year	3,121,996	2,563,290
Raw materials
Inventories, beginning of year	3,443,774	3,313,247
Purchases	6,323,408	4,754,251
Less inventories, end of year	(3,418,034)	(2,373,173)
	9,471,144	8,257,615
Direct labour	3,216,638	2,558,851
Overhead
Utilities	584,607	572,155
Repairs and maintenance	449,264	545,829
Rent	352,335	289,755
Supplies	246,219	485,591
Municipal taxes	57,315	53,025
Insurance	39,101	128,882
Equipment rental	2,879	1,933
Mould costs	3,823	—
Foreign exchange gain	(346,825)	(106,209)
Amortization	383,652	276,006
	1,772,370	2,246,967
	17,582,148	15,626,723
Finished goods inventories, end of year	(3,778,370)	(2,815,161)
	13,803,778	12,811,562

HORIZON PLASTICS INTERNATIONAL INC.
SCHEDULE OF EXPENSES
(Expressed in Canadian Dollars)
(UNAUDITED)

Period ended November 30	2017	2016
	(3 Months)	(3 Months)
Administration expenses
Office salaries	1,461,609	965,316
Professional fees	138,190	51,455
Bank charges and interest	98,446	31,150
Office and general	61,167	37,879
Consulting	35,523	57,372
Telephone	27,743	35,017
Employee benefits	18,480	42,928
Subscriptions, dues and training	10,055	13,297
Meals and entertainment	6,557	8,393
Sundry	7,000	65,103
	1,864,770	1,307,910

Selling expenses
Commissions	58,968	24,474
Travel	41,096	103,404
Advertising and promotion	17,536	44,902
	117,600	172,780